EVENTS AFTER THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2021
Events After Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD	EVENTS AFTER THE REPORTING PERIOD
Exercised Put option to sell entirety stake in Omnium Telecom Algerie SpA

On July 1, 2021 VEON exercised its put option to sell the entirety of its 45.57% stake in its Algerian subsidiary, Omnium Telecom Algerie SpA to the Algerian National Investment Fund, Fonds National d'Investissement (FNI). Omnium owns Algerian mobile network operator, Djezzy. The exercise of the put option is not expected to have an adverse effect on financial position of financial performance of the Company.

Starting from July 1, 2021, the Algerian subsidiary will be classified as held for sale and discontinued operations, which will be recorded in VEON’s Q3 interim IFRS financial statements. The Algerian contribution to the VEON Group's financial position and financial performance is disclosed in Note 2 “Segment information”.